                                                                     Exhibit 4.2

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY (AS DEFINED BELOW) THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
(1) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (1) THROUGH (4) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

THIS NOTE IS IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER,

PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                         CUSIP No. 151313AK9
                                                         ISIN: US151313AK90
                                                         Common Codes: 013429456
Certificate No.                                          U.S.$[          ]


                               CENDANT CORPORATION
                              6 7/8% NOTES DUE 2006

                  CENDANT CORPORATION, a Delaware corporation (the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of [ ($ )] on August 15, 2006 (such date is hereinafter referred to as the "Maturity Date"), and to pay interest on said principal sum from August 13, 2001 or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, semiannually on February 15 and August 15 of each year, commencing on February 15, 2002 at the annual rate of 6 7/8% (the "Original Interest Rate") until the principal hereof is paid or duly made available for payment, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the rate of 6 7/8% until such principal, premium or installment of interest, as the case may be, is paid or duly made available for payment, compounded semiannually; PROVIDED that if, on any date (a "Step-up Date") beginning on August 13, 2001 (the "Original Issue Date") and prior to maturity of the Notes, the rating on the Notes is decreased to below Investment Grade (as defined below) by both of the Rating Agencies (as defined below), then the interest rate on this Note will be automatically increased, effective from and including the Step-up Date, to an annual rate (the "Step-up Rate") equal to the sum of Original Interest Rate plus 150 basis points; and PROVIDED FURTHER, that if, on any date (a "Step-down Date") prior to maturity when the interest rate on this Note is the Step-up Rate, the rating on the Notes shall be increased so that the Notes are rated as Investment Grade by both Rating Agencies, then the interest rate on this Note shall be automatically decreased, effective from and including the Step-down Date, to the Original Interest Rate. The interest rate on this Note may from time to time be increased to the Step-up Rate and, if so increased, thereafter decreased to the Original Interest Rate as set forth in the provisos to this sentence. For purposes of the preceding sentence, a change in the rating on the Notes by any Rating Agency shall be deemed to have occurred on the date that such Rating Agency shall have publicly announced the change.

                  The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date, whether or not such day is a Business Day, for such interest installment, which shall be February 1 or August 1, as the case may be, next preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of this series of Notes not more than 15 days and not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange all as more fully provided in the Indenture.

                   When any change in the interest rate on the Notes occurs during any interest payment period, the amount of interest to be paid with respect to such period shall be calculated at an annual rate equal to the weighted average of the interest rate in effect immediately prior to such change and the Step-up Rate or Original Interest Rate, as applicable, in effect during such interest payment period, calculated by multiplying each such rate by the number of days such rate is in effect during each month of such interest payment period, determining the sum of such products and dividing such sum by the number of days in such interest payment period. All calculations pursuant to the preceding sentence shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                  The Company covenants that, as promptly as practicable after any increase or decrease in the interest rate on the Notes as described above, it will (a) send written notice to the Trustee and the Holders of the Notes in the manner provided in the Indenture and (b) issue a press release, each of which shall state (i) that a change in the interest rate on the Notes has occurred and the reasons for such change in the interest rate, (ii) the annual interest rate before giving effect to such change, (iii) the annual interest rate after giving effect to such change, (iv) the days during which each interest rate has been (and assuming no further change in interest rate prior to the next applicable record date, will be) in effect during the relevant interest payment period and the amount of the interest payment due on the next interest payment date (assuming no further change in interest rate prior to the next applicable record date) and (v) the effective date of such change.

                  If, at any time prior to the maturity of the Notes, the Notes are rated A3 (or the equivalent) or higher by Moody's (as defined below) and A- (or the equivalent) or higher by S&P

(as defined below), or the equivalent of such ratings used by any other Rating Agency selected as provided in the definition of the term "Rating Agencies" below, then the interest rate on the Notes shall no longer be subject to adjustment as provided above, notwithstanding any subsequent decrease in the rating of the Notes to below Investment Grade by either of the Rating Agencies.

                  For purposes of the foregoing, the following definitions shall apply:

                  "Investment Grade" means Baa3 (or the equivalent) or higher by Moody's or BBB- (or the equivalent) or higher by S&P or the equivalent of such ratings used by any other Rating Agency selected as provided in the definition of the term "Rating Agencies."

                  "Moody's" means Moody's Investors Service, Inc. and its successors.

                  "Rating Agencies" means (i) Moody's and S&P or (ii) if Moody's or S&P or both shall not make a rating of the Notes publicly available, a nationally recognized securities rating agency or agencies, as the case may be, selected by the Company by notice to the Trustee, which shall be substituted for Moody's or S&P or both, as the case may be; and "Rating Agency" shall mean either of the Rating Agencies. The Company covenants that it will use its best efforts to cause two Rating Agencies to make publicly available a rating on the Notes at all times prior to maturity of the Notes.

                  "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

                  The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated August 13, 2001, between the Company and the Initial Purchasers named therein (the "Registration Rights Agreement") pursuant to which (1) if the Company fails to file an Exchange Offer Registration Statement with the Securities and Exchange Commission (the "Commission") on or prior to the 120th day after the Original Issue Date, (2) if the Exchange Offer Registration Statement is not declared effective by the Commission on or prior to the 180th day after the Original Issue Date, (3) if the Exchange Offer is not consummated on or before the 210th day after the Original Issue Date, (4) if obligated to file the Resale Registration Statement, the Company fails to file the Resale Registration Statement with the Commission on or prior to the 30th day after the filing obligation arises, (5) if obligated to file the Resale Registration Statement, the Resale Registration Statement is not declared effective on or prior to the 90th day after the obligation to file the Resale Registration Statement arises, or (6) after the Exchange Offer Registration Statement or the Resale Registration Statement, as the case may be, is declared effective, that registration statement thereafter ceases to be effective or usable (each such event referred to in clauses (1) through (6) above, a "Registration Default"), then the Company will pay additional interest (in addition to the interest otherwise due hereon) ("Additional Interest") to the Holder during the first 90-day period immediately following the occurrence of each such Registration Default in an amount equal to 0.25% per annum. The amount of interest will increase by an additional 0.25% per annum for each subsequent 90-day period until such Registration

Default is cured, up to a maximum amount of additional interest of 1.00% per annum. Such Additional Interest will cease accruing with respect to any Registration Default when such Registration Default has been cured. The Company shall pay amounts due in respect of Additional Interest on each Interest Payment Date (or, if the Company shall default in the payment of interest on any Interest Payment Date, on the date such interest is otherwise paid as provided in the Indenture).

                  The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts ("U.S. Currency"); PROVIDED, HOWEVER, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Holder entitled thereto.

                  The indebtedness evidenced by this Note is, to the extent provided in the Indenture, senior and unsecured and will rank in right of payment on parity with all other senior unsecured obligations of the Company.

                  This Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

                  The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be executed.


Dated:


                                          CENDANT CORPORATION


                                          By: _______________________________
                                              Name:
                                              Title:


Attest:


By:_________________________
   Name:
   Title:

                          CERTIFICATE OF AUTHENTICATION


                  This is one of the Notes of the series of Notes described in the within-mentioned Indenture.


Dated:

THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK, as Trustee


By: _______________________________

                                [REVERSE OF NOTE]


                  This Note is one of a duly authorized series of Securities of the Company (herein sometimes referred to as the "Securities"), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of February 24, 1998 (the "Base Indenture"), duly executed and delivered between the Company and The Bank of Nova Scotia Trust Company of New York, as Trustee (the "Trustee") (as supplemented by a First Supplemental Indenture, dated February 24, 1998, a Second Supplemental Indenture, dated May 15, 2000, a Third Supplemental Indenture, dated February 26, 2001, and a Fourth Supplemental Indenture, dated July 27, 2001, and by the Officers' Certificate of the Company dated August 13, 2001) (the Base Indenture as so supplemented, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. By the terms of the Indenture, the Securities are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Securities is limited in aggregate principal amount of $850,000,000, but may reopened from time to time for future issuances of additional Securities.

                  The Notes are not redeemable prior to maturity.

                  The Notes are not entitled to the benefit of any sinking fund.

                  The provisions of Sections 307(b) and 308 of the Indenture shall not be applicable to this series of Securities.

                  In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purposes of, among other things, adding any provisions to or changing or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying the rights of the Holders of the Notes; PROVIDED, HOWEVER, that, among other things, no such supplemental indenture shall (i) reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon (subject to the Company's right to defer such payments in the manner set forth therein), or reduce any premium payable upon the redemption thereof, without the consent of the Holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding affected thereby, on behalf of all of the Holders of the Notes of such series, to waive a Default or Event of Default with respect to such series, and its consequences, except a Default or Event of Default in the payment of the principal of or premium, if any, or interest on any of the Securities of such series. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange for or in place hereof (whether by registration or transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Trustee in the City of New York and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

                  Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any Paying Agent and the Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar shall be affected by any notice to the contrary.

                  No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, shareholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

                  The Indenture imposes certain limitations on the ability of the Company to, among other things, merge or consolidate with any other Person or sell, assign, transfer or lease all or substantially all of its properties or assets. All such covenants and limitations are subject to a number of important qualifications and exceptions. The Company must report periodically to the Trustee on compliance with the covenants in the Indenture.

                  The Notes may be issued in whole or in part in the form of one or more fully registered Notes without coupons in denominations of $1,000 and any integral multiple thereof (each a "Global Note") which initially shall be deposited with, or on behalf of, The Depository Trust Company (the "Depositary") and registered in the name of the Depositary's nominee in either temporary or permanent form. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series so issued are exchangeable for a like aggregate amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

                  Unless and until it is exchanged for the Notes in registered form, a Global Note may be transferred, in whole but not in part, only to another nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary.

                  If at any time the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary or if at any time the Depositary for such series shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, the Company will execute, and, subject to
Article III of the Indenture, the Trustee, upon written notice from the Company, will authenticate and deliver the Notes in certificated registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Note in exchange for such Global Note. In addition, the Company may at any time determine that the Notes shall no longer be represented by Global Note. In such event the Company will execute, and subject to Section 3.3 of the Base Indenture, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver the Notes in certificated registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Note in exchange for such Global Note. Upon the exchange of the Global Note for such Notes in certificated registered form without coupons, in authorized denominations, the Global Note shall be cancelled by the Trustee. Such Notes in certificated registered form issued in exchange for the Global Note shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Notes to the Depositary for delivery to the persons in whose names such Notes are so registered.

                  The Indenture contains provisions whereby (i) the Company may be discharged from its obligations with respect to the Notes (subject to certain exceptions) or (ii) the Company may be released from its obligations under specified covenants and agreements in the Indenture, in each case if the Company irrevocably deposits with the Trustee money or Government Obligations sufficient to pay and discharge the entire indebtedness on all Notes, and satisfies certain other conditions, all as more fully provided in the Indenture. In the event the Company seeks to discharge its obligations as described in the preceding sentence, the interest rate in effect for the Notes (the "Effective Rate") on the date of the irrevocable deposit of the money and/or Government Obligations as trust funds in trust for the benefit of the Holders of the Notes shall be the rate used by the Company in calculating the requisite interest and principal payments necessary to so discharge the Company's obligations (the "Defeasance Rate"). Neither the Effective Rate nor the Defeasance Rate shall thereafter be affected by any change in rating.

                  The Indenture shall cease to be of further effect (subject to certain exceptions) with respect to the Notes when (1) either (A) all Notes previously authenticated and delivered have been delivered (subject to certain exceptions) to the Trustee for cancellation, or (B) all Notes (i) have become due and payable or (ii) will become due and payable at their Stated Maturity within one year or (iii) are to be called for redemption within one year and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited with the Trustee money in an amount sufficient to pay and discharge the entire indebtedness on all such Notes not theretofore delivered to the Trustee for cancellation, and (2) the Company satisfies certain other conditions, all as more fully provided in the Indenture.

                  This Note shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF GIFT MIN ACT- __________Custodian________
TEN ENT - as tenants by the                            (Cust)           (Minor)
          entireties                           under Uniform Gifts to Minors Act
JT TEN -  as joint tenants with
          right of survivorship   ______________________________________________
          and not as tenants in                      (State)
          common


                    Additional abbreviations may also be used
                          though not in the above list.

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        (Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    (Insert address and zip code of assignee)

and irrevocably appoints

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

agent to transfer this Note on the books of the Trust. The agent may substitute another to act for him or her.

Date:  ________________________

                                        Signature: _____________________________

                                        Signature Guarantee: ___________________


       (Sign exactly as your name appears on the other side of this Note)

[THE FOLLOWING PROVISION TO BE INCLUDED ON ALL]
CERTIFICATES BEARING A RESTRICTED LEGEND]


         In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of an effective Resale Registration Statement or (ii) two years after the later of the original issuance of this Note or the last date on which this Note was held by the Company or an Affiliate of the Company, the undersigned confirms that such transfer is made without utilizing any general solicitation or general advertising and further as follows:

                                    CHECK ONE

|_| (1) This Note is being transferred to a "qualified institutional buyer" in compliance with Rule 144A under the Securities Act of 1933, as amended, and certification in the form of Annex C to the Officers' Certificate of the Company dated August 13, 2001 is being furnished herewith.

|_| (2) This Note is being transferred to a Non-U.S. Person in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder, and certification in the form of Annex D to the Officers' Certificate of the Company dated August 13, 2001 is being furnished herewith.

                                       OR

|_| (3) This Note is being transferred other than in accordance with (1) or (2) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

         If none of the foregoing boxes is checked, the Trustee is not obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Indenture have been satisfied.

Date:
      ------------------------------


                                             -----------------------------------
                                             Seller


                                             By
                                               ---------------------------------

                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:(1)
                       --------------------------------------------------


                       By
                         --------------------------------------------
                         To be executed by an executive officer


----------
(1) Signatures must be guaranteed by an "ELIGIBLE GUARANTOR INSTITUTION" meeting the requirements of the Registrar, which requirements include membership or participation in the Note Transfer Agent Medallion Program ("STAMP") or such other "SIGNATURE GUARANTEE PROGRAM" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                          SCHEDULE OF EXCHANGE OF NOTES

         The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:


                                                                   PRINCIPAL AMOUNT OF
                                                                     THIS GLOBAL NOTE
                          AMOUNT OF DECREASE   AMOUNT OF INCREASE     FOLLOWING SUCH        SIGNATURE OF
                          IN PRINCIPAL AMOUNT  IN PRINCIPAL AMOUNT     DECREASE (OR    AUTHORIZED OFFICER OF
   DATE OF EXCHANGE       OF THIS GLOBAL NOTE  OF THIS GLOBAL NOTE      INCREASE)             TRUSTEE
-----------------------  --------------------  ------------------- ------------------- ---------------------


THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY (AS DEFINED BELOW) THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
(1) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (1) THROUGH (4) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

THIS NOTE IS A TEMPORARY GLOBAL NOTE. PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD APPLICABLE HERETO, BENEFICIAL INTERESTS HEREIN MAY NOT BE HELD BY ANY PERSON OTHER THAN (1) A NON-U.S. PERSON OR (2) A U.S. PERSON THAT PURCHASED SUCH INTEREST IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). BENEFICIAL INTERESTS HEREIN ARE NOT EXCHANGEABLE FOR PHYSICAL NOTES OTHER THAN A PERMANENT GLOBAL NOTE IN ACCORDANCE WITH THE TERMS OF THE INDENTURE. TERMS IN THIS LEGEND ARE USED AS USED IN REGULATION S UNDER THE SECURITIES ACT.

THIS NOTE IS IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE

DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                         CUSIP No. U1336PAA2
                                                         ISIN: USU1336PAA22
                                                         Common Codes: 013429367
Certificate No.                                          U.S.$[           ]


                               CENDANT CORPORATION
                              6 7/8% NOTES DUE 2006

                  CENDANT CORPORATION, a Delaware corporation (the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of [ ($ )] on August 15, 2006 (such date is hereinafter referred to as the "Maturity Date"), and to pay interest on said principal sum from August 13, 2001 or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, semiannually on February 15 and August 15 of each year, commencing on February 15, 2002 at the annual rate of 6 7/8% (the "Original Interest Rate") until the principal hereof is paid or duly made available for payment, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the rate of 6 7/8% until such principal, premium or installment of interest, as the case may be, is paid or duly made available for payment, compounded semiannually; PROVIDED that if, on any date (a "Step-up Date") beginning on August 13, 2001 (the "Original Issue Date") and prior to maturity of the Notes, the rating on the Notes is decreased to below Investment Grade (as defined below) by both of the Rating Agencies (as defined below), then the interest rate on this Note will be automatically increased, effective from and including the Step-up Date, to an annual rate (the "Step-up Rate") equal to the sum of Original Interest Rate plus 150 basis points; and PROVIDED FURTHER, that if, on any date (a "Step-down Date") prior to maturity when the interest rate on this Note is the Step-up Rate, the rating on the Notes shall be increased so that the Notes are rated as Investment Grade by both Rating Agencies, then the interest rate on this Note shall be automatically decreased, effective from and including the Step-down Date, to the Original Interest Rate. The interest rate on this Note may from time to time be increased to the Step-up Rate and, if so increased, thereafter decreased to the Original Interest Rate as set forth in the provisos to this sentence. For purposes of the preceding sentence, a change in the rating on the Notes by any Rating Agency shall be deemed to have occurred on the date that such Rating Agency shall have publicly announced the change.

                  The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date, whether or not such day is a Business Day, for such interest installment, which shall be February 1 or August 1, as the case may be, next preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of this series of Notes not more than 15 days and not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange all as more fully provided in the Indenture.

                   When any change in the interest rate on the Notes occurs during any interest payment period, the amount of interest to be paid with respect to such period shall be calculated at an annual rate equal to the weighted average of the interest rate in effect immediately prior to such change and the Step-up Rate or Original Interest Rate, as applicable, in effect during such interest payment period, calculated by multiplying each such rate by the number of days such rate is in effect during each month of such interest payment period, determining the sum of such products and dividing such sum by the number of days in such interest payment period. All calculations pursuant to the preceding sentence shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                  The Company covenants that, as promptly as practicable after any increase or decrease in the interest rate on the Notes as described above, it will (a) send written notice to the

Trustee and the Holders of the Notes in the manner provided in the Indenture and
(b) issue a press release, each of which shall state (i) that a change in the interest rate on the Notes has occurred and the reasons for such change in the interest rate, (ii) the annual interest rate before giving effect to such change, (iii) the annual interest rate after giving effect to such change, (iv) the days during which each interest rate has been (and assuming no further change in interest rate prior to the next applicable record date, will be) in effect during the relevant interest payment period and the amount of the interest payment due on the next interest payment date (assuming no further change in interest rate prior to the next applicable record date) and (v) the effective date of such change.

                  If, at any time prior to the maturity of the Notes, the Notes are rated A3 (or the equivalent) or higher by Moody's (as defined below) and A- (or the equivalent) or higher by S&P (as defined below), or the equivalent of such ratings used by any other Rating Agency selected as provided in the definition of the term "Rating Agencies" below, then the interest rate on the Notes shall no longer be subject to adjustment as provided above, notwithstanding any subsequent decrease in the rating of the Notes to below Investment Grade by either of the Rating Agencies.

                  For purposes of the foregoing, the following definitions shall apply:

                  "Investment Grade" means Baa3 (or the equivalent) or higher by Moody's or BBB- (or the equivalent) or higher by S&P or the equivalent of such ratings used by any other Rating Agency selected as provided in the definition of the term "Rating Agencies."

                  "Moody's" means Moody's Investors Service, Inc. and its successors.

                  "Rating Agencies" means (i) Moody's and S&P or (ii) if Moody's or S&P or both shall not make a rating of the Notes publicly available, a nationally recognized securities rating agency or agencies, as the case may be, selected by the Company by notice to the Trustee, which shall be substituted for Moody's or S&P or both, as the case may be; and "Rating Agency" shall mean either of the Rating Agencies. The Company covenants that it will use its best efforts to cause two Rating Agencies to make publicly available a rating on the Notes at all times prior to maturity of the Notes.

                  "S&P" means Standard & Poor's Ratings Services, a division of The McGraw- Hill Companies, Inc., and its successors.

                  The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated August 13, 2001, between the Company and the Initial Purchasers named therein (the "Registration Rights Agreement") pursuant to which (1) if the Company fails to file an Exchange Offer Registration Statement with the Securities and Exchange Commission (the "Commission") on or prior to the 120th day after the Original Issue Date, (2) if the Exchange Offer Registration Statement is not declared effective by the Commission on or prior to the 180th day after the Original Issue Date, (3) if the Exchange Offer is not consummated on or before the 210th day after the Original Issue Date, (4) if obligated to file the Resale Registration Statement, the Company fails to file the Resale Registration Statement with the Commission on or prior to the 30th day after the filing obligation arises, (5) if obligated to file the Resale Registration Statement, the Resale Registration Statement is not declared effective on or prior to the 90th day after the obligation to file the Resale Registration Statement arises, or (6) after the Exchange Offer Registration Statement or the Resale Registration Statement, as the case may be, is declared effective, that registration statement thereafter ceases to be effective or usable (each such event referred to in clauses (1) through (6) above, a "Registration Default"), then the Company will pay additional interest (in addition to the interest otherwise due hereon) ("Additional Interest") to the Holder during the first 90-day period immediately following the occurrence of each such Registration Default in an amount equal to 0.25% per annum. The amount of interest will increase by an additional 0.25% per annum for each subsequent 90-day period until such Registration Default is cured, up to a maximum amount of additional interest of 1.00% per annum. Such Additional Interest will cease accruing with respect to any Registration Default when such Registration Default has been cured. The Company shall pay amounts due in respect of Additional Interest on each Interest Payment Date (or, if the Company shall default in the payment of interest on any Interest Payment Date, on the date such interest is otherwise paid as provided in the Indenture).

                  The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts ("U.S. Currency"); PROVIDED, HOWEVER, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Holder entitled thereto.

                  The indebtedness evidenced by this Note is, to the extent provided in the Indenture, senior and unsecured and will rank in right of payment on parity with all other senior unsecured obligations of the Company.

                  This Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

                  The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be executed.


Dated:


                                                     CENDANT CORPORATION


                                                     By: _______________________
                                                         Name:
                                                         Title:


Attest:


By:_________________________
   Name:
   Title:

                          CERTIFICATE OF AUTHENTICATION


                  This is one of the Notes of the series of Notes described in the within-mentioned Indenture.


Dated:

THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK, as Trustee


By: _______________________________

                                [REVERSE OF NOTE]


                  This Note is one of a duly authorized series of Securities of the Company (herein sometimes referred to as the "Securities"), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of February 24, 1998 (the "Base Indenture"), duly executed and delivered between the Company and The Bank of Nova Scotia Trust Company of New York, as Trustee (the "Trustee") (as supplemented by a First Supplemental Indenture, dated February 24, 1998, a Second Supplemental Indenture, dated May 15, 2000, a Third Supplemental Indenture, dated February 16, 2001, and a Fourth Supplemental Indenture, dated July 27, 2001, and by the Officers' Certificate of the Company dated August 13, 2001) (the Base Indenture as so supplemented, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. By the terms of the Indenture, the Securities are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Securities is limited in aggregate principal amount of $850,000,000, but may reopened from time to time for future issuances of additional Securities.

                  The Notes are not redeemable prior to maturity.

                  The Notes are not entitled to the benefit of any sinking fund.

                  The provisions of Sections 307(b) and 308 of the Indenture shall not be applicable to this series of Securities.

                  In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purposes of, among other things, adding any provisions to or changing or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying the rights of the Holders of the Notes; PROVIDED, HOWEVER, that, among other things, no such supplemental indenture shall (i) reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon (subject to the Company's right to defer such payments in the manner set forth therein), or reduce any premium payable upon the redemption thereof, without the consent of the Holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding affected thereby, on behalf of all of the Holders of the Notes of such series, to waive a Default or Event of Default with respect to such series, and its consequences, except a Default or Event of Default in the payment of the principal of or premium, if any, or interest on any of the Securities of such series. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange for or in place hereof (whether by registration or transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Trustee in the City of New York and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

                  Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any Paying Agent and the Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar shall be affected by any notice to the contrary.

                  No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, shareholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

                  The Indenture imposes certain limitations on the ability of the Company to, among other things, merge or consolidate with any other Person or sell, assign, transfer or lease all or substantially all of its properties or assets. All such covenants and limitations are subject to a number of important qualifications and exceptions. The Company must report periodically to the Trustee on compliance with the covenants in the Indenture.

                  The Notes may be issued in whole or in part in the form of one or more fully registered Notes without coupons in denominations of $1,000 and any integral multiple thereof (each a "Global Note") which initially shall be deposited with, or on behalf of, The Depository Trust Company (the "Depositary") and registered in the name of the Depositary's nominee in either temporary or permanent form. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series so issued are exchangeable for a like aggregate amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

                  Unless and until it is exchanged for the Notes in registered form, a Global Note may be transferred, in whole but not in part, only to another nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary.

                  If at any time the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary or if at any time the Depositary for such series shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, the Company will execute, and, subject to
Article III of the Indenture, the Trustee, upon written notice from the Company, will authenticate and deliver the Notes in certificated registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Note in exchange for such Global Note. In addition, the Company may at any time determine that the Notes shall no longer be represented by Global Note. In such event the Company will execute, and subject to Section 3.3 of the Base Indenture, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver the Notes in certificated registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Note in exchange for such Global Note. Upon the exchange of the Global Note for such Notes in certificated registered form without coupons, in authorized denominations, the Global Note shall be cancelled by the Trustee. Such Notes in certificated registered form issued in exchange for the Global Note shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Notes to the Depositary for delivery to the persons in whose names such Notes are so registered.

                  The Indenture contains provisions whereby (i) the Company may be discharged from its obligations with respect to the Notes (subject to certain exceptions) or (ii) the Company may be released from its obligations under specified covenants and agreements in the Indenture, in each case if the Company irrevocably deposits with the Trustee money or Government Obligations sufficient to pay and discharge the entire indebtedness on all Notes, and satisfies certain other conditions, all as more fully provided in the Indenture. In the event the Company seeks to discharge its obligations as described in the preceding sentence, the interest rate in effect for the Notes (the "Effective Rate") on the date of the irrevocable deposit of the money and/or Government Obligations as trust funds in trust for the benefit of the Holders of the Notes shall be the rate used by the Company in calculating the requisite interest and principal payments necessary to so discharge the Company's obligations (the "Defeasance Rate"). Neither the Effective Rate nor the Defeasance Rate shall thereafter be affected by any change in rating.

                  The Indenture shall cease to be of further effect (subject to certain exceptions) with respect to the Notes when (1) either (A) all Notes previously authenticated and delivered have been delivered (subject to certain exceptions) to the Trustee for cancellation, or (B) all Notes (i) have become due and payable or (ii) will become due and payable at their Stated Maturity within one year or (iii) are to be called for redemption within one year and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited with the Trustee money in an amount sufficient to pay and discharge the entire indebtedness on all such Notes not theretofore delivered to the Trustee for cancellation, and (2) the Company satisfies certain other conditions, all as more fully provided in the Indenture.

                  This Note shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF GIFT MIN ACT- __________Custodian________
TEN ENT - as tenants by the                            (Cust)           (Minor)
          entireties                           under Uniform Gifts to Minors Act
JT TEN -  as joint tenants with
          right of survivorship   ______________________________________________
          and not as tenants in                      (State)
          common


                    Additional abbreviations may also be used
                          though not in the above list.

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        (Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    (Insert address and zip code of assignee)

and irrevocably appoints

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

agent to transfer this Note on the books of the Trust. The agent may substitute another to act for him or her.

Date:  ________________________

                                       Signature: ______________________________

                                       Signature Guarantee:  ___________________


       (Sign exactly as your name appears on the other side of this Note)

[THE FOLLOWING PROVISION TO BE INCLUDED ON ALL]
CERTIFICATES BEARING A RESTRICTED LEGEND]


         In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of an effective Resale Registration Statement or (ii) two years after the later of the original issuance of this Note or the last date on which this Note was held by the Company or an Affiliate of the Company, the undersigned confirms that such transfer is made without utilizing any general solicitation or general advertising and further as follows:

                                    CHECK ONE

|_| (1) This Note is being transferred to a "qualified institutional buyer" in compliance with Rule 144A under the Securities Act of 1933, as amended, and certification in the form of Annex C to the Officers' Certificate of the Company dated August 13, 2001 is being furnished herewith.

|_| (2) This Note is being transferred to a Non-U.S. Person in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder, and certification in the form of Annex D to the Officers' Certificate of the Company dated August 13, 2001 is being furnished herewith.

                                       OR

|_| (3) This Note is being transferred other than in accordance with (1) or (2) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

         If none of the foregoing boxes is checked, the Trustee is not obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Indenture have been satisfied.

Date:
      ------------------------------

                                                --------------------------------
                                                Seller

                                                By
                                                  ------------------------------

                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:(2)
                       --------------------------------------------------


                           By
                             --------------------------------------------
                           To be executed by an executive officer


----------
(2) Signatures must be guaranteed by an "ELIGIBLE GUARANTOR INSTITUTION" meeting the requirements of the Registrar, which requirements include membership or participation in the Note Transfer Agent Medallion Program ("STAMP") or such other "SIGNATURE GUARANTEE PROGRAM" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                          SCHEDULE OF EXCHANGE OF NOTES

         The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:


                                                                       PRINCIPAL AMOUNT OF
                                                                         THIS GLOBAL NOTE
                          AMOUNT OF DECREASE     AMOUNT OF INCREASE       FOLLOWING SUCH          SIGNATURE OF
                          IN PRINCIPAL AMOUNT    IN PRINCIPAL AMOUNT       DECREASE (OR      AUTHORIZED OFFICER OF
   DATE OF EXCHANGE       OF THIS GLOBAL NOTE    OF THIS GLOBAL NOTE        INCREASE)               TRUSTEE
-----------------------  ---------------------  --------------------- ---------------------- ----------------------



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